Concentration of Credit Risk	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Concentrations of Credit Risk	Concentrations of Credit Risk
The Company is potentially exposed to concentrations of credit risk in respect of amounts recoverable from reinsurers, investments and cash and cash equivalents, and insurance and reinsurance balances owed by the brokers with whom the Company transacts business.
The Company defines credit risk tolerances in line with the risk appetite set by our Board and they, together with the group’s risk management function, monitor exposures to individual counterparties. Any exceptions are reported to senior management and the Risk Committee of the Board of Directors.
Reinsurance recoverables
The total amount recoverable by the Company from reinsurers as at December 31, 2021 was $3,298.1 million (2020 — $3,195.2 million) of which $1,981.4 million was uncollateralized (2020 — $2,010.0 million). As at December 31, 2021, of the Company’s uncollateralized reinsurance recoverables 10.8% (2020 — 11.0%) were with Munich Re which is rated A+ by A.M. Best and AA- by S&P, 15.9% (2020 —13.4% ) were with Everest Re which is rated A+ by A.M Best and A+ by S&P, and 9.3% (2020 — 9.2%) were with Lloyd’s which is rated A by A.M. Best and A+ by S&P. These are the Company’s largest exposures to individual reinsurers.
On June 16, 2016, the FASB issued ASU 2016-13, “Financial Instruments - Credit Losses (Topic 326)” which introduced a new impairment model, known as the current expected loss model (“CECL”), which is based on expected losses rather than incurred losses. Under the new credit loss model, the Company would recognize an allowance for its estimate of expected credit losses and this would apply to reinsurance receivables. Following the adoption of this ASU with effect from January 1, 2020, the Company recognized a reduction in the Company’s reinsurance recoverables by $3.8 million. For the twelve months ended December 31, 2021 there was a decrease in the CECL allowance on reinsurance recoverables of $0.5 million (December 31, 2020 — $0.1 million increase).
Underwriting premium receivables
The total underwriting premium receivable by the Company as at December 31, 2021 was $1,304.6 million (2020 — $1,185.0 million). As at December 31, 2021, $35.4 million of the total underwriting premium receivable balance has been due for settlement for more than one year. The Company assesses the recoverability of premium receivables through a review of policies and the concentration of receivables by broker. Allowance for credit losses of $30.2 million as at December 31, 2021 (2020 — $34.0 million) for underwriting premiums unlikely to be collected.
Investments and cash and cash equivalents
The Company’s investment policies include specific provisions that limit the allowable holdings of a single issue and issuer. As at December 31, 2021, there were no investments in any single issuer, other than the U.S. government, U.S. government agencies, U.S. government sponsored enterprises, the Canadian government and the U.K. government in excess of 2% of the aggregate investment portfolio.
Balances owed by brokers
The Company underwrites a significant amount of its business through brokers and a credit risk exists should any of these brokers be unable to fulfill their contractual obligations in respect of insurance or reinsurance balances due to the Company. The following table shows the largest brokers that the Company transacted business within the three years ended December 31, 2021 and the proportion of gross written premiums from each of those brokers.

	Twelve Months Ended December 31,
	2021	2020	2019
	(in percentages)
Aon Corporation	17.3%	15.8%	13.4%
Marsh & McLennan Companies, Inc.	17.5	15.4	13.6
Willis Group Holdings, Ltd.	9.6	10.4	10.3
Other brokers/non-broker sources (1)	55.6	58.4	62.7
Total	100.0%	100.0%	100.0%

Gross written premiums ($ millions)	$3,938.4	$3,698.5	$3,442.4
 ______________
(1) No other individual broker accounted for more than 10% of total gross written premiums.